CERTIFICATIONS
I, Mark R. Fetting, certify
that:
1. I have reviewed this report
on
Form N-SAR of Legg Mason Cash
Reserve Trust;
2. Based on my knowledge, this
report does not contain any
untrue
statement of a material fact
or
omit to state a material fact
necessary to make the
statements
made, in light of the
circumstances
under which such statements
were
made, not misleading with
respect
to the period covered by this
report;
3. Based on my knowledge, the
financial information included
in
this report, and the financial
statements on which the
financial
information is based, fairly
present
in all material respects the
financial
condition, results of
operations,
changes in net assets, and
cash
flows (if the financial
statements
are required to include a
statement
of cash flows) of the
registrant as
of, and for, the periods
presented
in this report;

Date: _______________
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_

M
a
r
k

R
..

F
e
t
t
i
n
g

P
r
e
s
i
d
e
n
t
(b) Furnish any other
information
required to be included as an
exhibit pursuant to such rules
and
regulations as the Commission
may
prescribe.



CERTIFICATIONS
I, Marie K. Karpinski, certify
that:
1. I have reviewed this report
on
Form N-SAR of Legg Mason Cash
Reserve Trust;
2. Based on my knowledge, this
report does not contain any
untrue
statement of a material fact
or
omit to state a material fact
necessary to make the
statements
made, in light of the
circumstances
under which such statements
were
made, not misleading with
respect
to the period covered by this
report;
3. Based on my knowledge, the
financial information included
in
this report, and the financial
statements on which the
financial
information is based, fairly
present
in all material respects the
financial
condition, results of
operations,
changes in net assets, and
cash
flows (if the financial
statements
are required to include a
statement
of cash flows) of the
registrant as
of, and for, the periods
presented
in this report;

Date: _______________
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_
_

M
a
r
i
e

K
..

K
a
r
p
i
n
s
k
i

V
i
c
e

P
r
e
s
i
d
e
n
t

&

T
r
e
a
s
u
r
e
r
(b) Furnish any other
information
required to be included as an
exhibit pursuant to such rules
and
regulations as the Commission
may
prescribe.